SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 24, 2002
                DATE OF REPORT (DATE OF EARLIEST REPORTED EVENT)


                        CNL HOSPITALITY PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     MARYLAND                   0-24097                    59-3396369

 (STATE OR OTHER              (COMMISSION                (I.R.S. EMPLOYER
 JURISDICTION OF                FILE NO.)              IDENTIFICATION NO.)
 INCORPORATION)



                             450 SOUTH ORANGE AVENUE
                                ORLANDO, FL 32801
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  407/650-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           From December 19 through December 24, 2002, the Company acquired three Properties, including two through a partnership with Hilton. In connection with the purchase of the Properties, the Company and the Hilton 2 Partnership, as lessor (where applicable), entered into lease agreements with various taxable REIT subsidiaries, as lessees. The management of the Properties will be performed by third-party operators. The general terms of the lease agreements are described in the section of the Prospectus entitled "Business - Description of Property Leases."

           The following table sets forth the locations of the Properties described above and a summary of the principal terms of the acquisitions and leases of the Properties.

                              PROPERTY ACQUISITIONS



                                                                         Lease
                                                                         Expiration
                                                                         and
                                                Purchase     Date        Renewal               Minimum             Percentage
             Property Location                  Price (1)    Acquired    Options          Annual Rent (2)            Rent
             -----------------                  ---------    --------    -------          ---------------          ----------

DOUBLETREE CRYSTAL CITY                        $71,000,000   12/19/02    12/2007;        The greater of (i)          See
(the "Doubletree Crystal City Property")                                 five           $4,260,000 or (ii) a       Minimum
Existing hotel                                                           five-year       percentage of gross        Annual
                                                                         renewal      revenues of the Property       Rent
The Doubletree Crystal City Property is                                  options       ranging from 20% to 31%
located in Arlington, Virginia, in close                                              for the applicable year,
proximity to Washington, D.C.'s major                                                  designed to result in a
business centers and upscale shopping areas                                             minimum return of 11%
and has 630 guest rooms, including 152
suites with views of Washington, D.C. and
the Potomac River. (4)

DOUBLETREE DALLAS-LINCOLN CENTRE               $52,000,000   12/24/02    12/2007;        The greater of (i)          See
(the "Doubletree Lincoln Centre Property")                               five           $3,120,000 or (ii) a       Minimum
Existing hotel                                                           five-year       percentage of gross        Annual
                                                                         renewal      revenues of the Property       Rent
The Doubletree Lincoln Centre Property is                                options       ranging from 15% to 30%
located near the Galleria Mall in Dallas,                                             for the applicable year,
Texas, approximately 20 minutes from each                                              designed to result in a
of the Dallas-Fort Worth and Love Field                                                 minimum return of 11%
airports, and has 500 guest rooms. (3)

HILTON EL CONQUISTADOR RESORT AND COUNTRY      $69,000,000   12/24/02    12/2007;        The greater of (i)          See
CLUB                                                                     five           $4,140,000 or (ii) a       Minimum
(the "Hilton El Conquistador Resort                                      five-year       percentage of gross        Annual
Property")                                                               renewal      revenues of the Property       Rent
Existing hotel                                                           options       ranging from 12% to 22%
                                                                                      for the applicable year,
The Hilton El Conquistador Resort Property                                             designed to result in a
is a luxury destination resort just                                                     minimum return of 11%
northwest of Tucson, Arizona, has 428
rooms, including several suites and is set
amidst 500 acres in the foothills of the
Santa Catalina Mountains. (3)

FOOTNOTES:

(1) The approximate federal income tax basis of the depreciable portion (the building and equipment portion) of the Property acquired is set forth below:


                                                        Estimated
         Property                                       Federal Tax Basis
         --------                                       -----------------

         Doubletree Crystal City Property               $  65,700,000
         Doubletree Lincoln Centre Property             $  47,649,600
         Hilton El Conquistador Resort Property         $  66,704,500


(2) Minimum annual rent for the Property became payable on the effective date of the lease.

(3) The Doubletree Lincoln Centre Property and the Hilton El Conquistador Resort Property were acquired by the Hilton 2 Partnership. As part of the acquisition of these properties, the Hilton 2 Partnership obtained mortgage financing in the amount of $33,800,000 for the Doubletree Lincoln Centre Property and $44,850,000 for the Hilton El Conquistador Resort Property. These loans bear interest at a rate equal to 5.67 percent. Payments of interest only are due monthly for the first two years of the loan, with monthly payments of interest and principal due thereafter, calculated on a 25-year amortization schedule through maturity. The loans have a term of five years commencing on the date of acquisition. These Properties are leased to indirect wholly owned subsidiaries of the Hilton 2 Partnership and are operated and managed by Hilton Hotels Corporation.

(4) The Doubletree Crystal City Property is leased to an indirect wholly owned subsidiary of the Company and is operated and managed by Hilton Hotels Corporation.

                CNL HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                         BEFORE DIVIDENDS PAID DEDUCTION
           PROPERTIES ACQUIRED OR MADE PROBABLE FROM NOVMEBER 16, 2002
                            THROUGH DECEMBER 24, 2002
                FOR THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

     The following schedule presents unaudited estimated taxable operating results before dividends paid deduction of each Property acquired, directly or indirectly, by the Company from November 16, 2002 through December 24, 2002, and the Properties for which the Company had entered into initial commitments to acquire as of December 24, 2002. The statement presents unaudited estimated taxable operating results for each Property that was operational as if the Property (i) had been acquired the earlier of (a) the actual date acquired by the Company or (b) January 1, 2001, and (ii) had been operational during the period January 1, 2001 through December 31, 2001. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. The estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.


                                         Marriott Hotel        Renaissance Hotel    Hilton El Conquistador    Doubletree Lincoln
                                          Seattle (6)              Tampa (6)             Tucson (5)             Centre Dallas (5)
                                      ------------------   ---------------------  -------------------------- ----------------------
Estimated Taxable Operating Results
   Before Dividends Paid Deduction:

Rental Income (1)                             (6)                     (6)                    $ 3,105,000             $2,430,000
Asset Management Fees (2)                     (6)                     (6)                       (310,500)              (243,000)
General and Administrative
   Expenses (3)                               (6)                     (6)                       (186,300)              (145,800)
Interest Expense                              (6)                     (6)                     (1,907,246)            (1,437,345)
                                       -----------------       -----------------        -----------------          ------------
Estimated Cash Available from
   Operations                                 (6)                     (6)                        700,954                603,855
Depreciation and Amortization
   Expense (4)                                (6)                     (6)                     (2,073,677)            (1,622,878)
                                        ----------------        ----------------         -----------------         ------------
Estimated Taxable Operating Results
   Before Dividends Paid Deduction            (6)                     (6)                    $(1,372,723)          $ (1,019,023)
                                        ================        ================         =================         ============



                                                            See Footnotes


                                                      Doubletree
                                                      Crystal City                       Total
                                                -----------------------          -------------------
Estimated Taxable Operating Results
   Before Dividends Paid Deduction:

Rental Income (1)                                     $ 4,260,000                   $ 9,795,000
Asset Management Fees (2)                                (426,000)                     (979,500)
General and Administrative
   Expenses (3)                                          (340,800)                     (672,900)
Interest Expense                                               --                    (3,344,591)
                                                      ----------------              -------------
Estimated Cash Available from
   Operations                                           3,493,200                     4,798,009
Depreciation and Amortization
   Expense (4)                                         (2,845,046)                   (6,541,601)
                                                      ----------------              -------------
Estimated Taxable Operating Results
   Before Dividends Paid Deduction                       $648,154                   $(1,743,592)
                                                      ================              =============



                                                            See Footnotes

FOOTNOTES:

(1) Rental income is derived from first year lease payment and does not include percentage rents, which will become due if specified levels of gross receipts are achieved. The Company has assumed that no taxable distributions will be received from its taxable REIT subsidiaries.

(2) The Properties are managed pursuant to an advisory agreement between the Company and CNL Hospitality Corp. (the "Advisor"), pursuant to which the Advisor receives monthly asset management fees in an amount generally equal to one-twelfth of .60% of the Company's share of the Real Estate Asset Value as of the end of the preceding month as defined in such agreement. See "Management Compensation."

(3) Estimated at 8% of gross rental income, based on the previous experience of Affiliates of the Advisor with another public REIT.

(4) The estimated federal tax basis of the depreciable portion of the Properties and the number of years the assets have been depreciated on the straight-line method is as follows (the balances are presented at the Company's 100% interest except for, the 75% interest in the Hilton El Conquistador Tucson and the Doubletree Lincoln Centre Dallas):


                                                                                                      Furniture and
                                                                           Buildings                     Fixtures
                                                                           (39 years)                  (5-15 years)
                                                                        ----------------             -----------------

              Hilton El Conquistador                                       $54,703,200                   $ 9,535,800
              Doubletree Lincoln Centre Dallas Property                     42,811,200                     7,462,800
              Doubletree Crystal City Property                              56,288,800                     9,812,200


(5) On December 13, 2002, the Company and Hilton Hotels Corporation formed a partnership which the Company owns a 75% interest and Hilton Hotels Corporation owns a 25% interest. The partnership acquired two Properties on December 24, 2002: the Hilton El Conquistador Tucson Property and the Doubletree Lincoln Centre Dallas Property for a total cost of approximately $121 million. The partnership has obtained mortgage financing in the amount of approximately $33.8 million for the Doubletree Lincoln Centre Dallas Property and approximately $44.9 million for the Hilton El Conquistador Tucson Property. These Properties bear interest at a rate equal to 5.67%. Payments of interest only are due monthly for the first two years of the loan, with monthly payments of interest and principal due thereafter, calculated on a 25-year amortization schedule through maturity. The loans mature on December 24, 2007. These Properties are leased to indirect wholly owned subsidiaries of the partnership and are operated and managed by Hilton Hotels Corporation.

(6) The Property is under construction for the period presented. The estimated completion dates for construction are as follows:


                       Property                                     Estimated Completion Date
                       --------                                     -------------------------

             Seattle Waterfront Marriott Property                           April 2003
             Renaissance Tampa Property                                      May 2004

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (b)       Pro forma financial information.

                     See Index to Pro Forma Financial Statements on page 10.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CNL HOSPITALITY PROPERTIES, INC.


Date: January 8, 2003                  By: /s/Thomas J. Hutchison III
                                           --------------------------
                                       Name:  Thomas J. Hutchison III
                                       Title: President

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS




                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                                                                            Page
Pro Forma Consolidated Financial Information (unaudited):

Pro Forma Consolidated Balance Sheet as of September 30, 2002                12

Pro Forma Consolidated Statement of Earnings for the nine months
ended September 30, 2002                                                     13

Pro Forma Consolidated Statement of Earnings for the year
ended December 31, 2001                                                      14

Notes to Pro Forma Consolidated Financial Statements
for the nine months ended September 30, 2002 and the year
ended December 31, 2001                                                      15

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following Unaudited Pro Forma Consolidated Balance Sheet of CNL Hospitality Properties, Inc. and its subsidiaries (the "Company") gives effect to (i) the receipt of $151,687,667 in gross offering proceeds from the sale of 15,168,767 additional shares for the period October 1, 2002 through December 24, 2002, the assumption of additional borrowings in the amount of $40,070,000 for the period October 1, 2002 through December 24, 2002, and (ii) the application of such funds to (a) pay offering expenses, acquisition fees and miscellaneous acquisition expenses, (b) invest in two properties through a joint venture, and (c) purchase three properties, all as reflected in the pro forma adjustments described in the related notes. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2002 has been adjusted to give effect to the transactions in (i) and (ii) above as if they had occurred on September 30, 2002.

     The Unaudited Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 2002, and the year ended December 31, 2001, include the historical operating results of the properties described in (ii) above, as well as the historical operating results of the properties acquired by the Company prior to September 30, 2002, and the items described above from the date of their acquisitions plus operating results from (A) the later of (1) the date the property became operational or (2) January 1, 2001, to (B) the earlier of
(1) the dates the properties were acquired by the Company or (2) the end of the pro forma period presented (the "Pro Forma Period"). In addition, the Unaudited Pro Forma Consolidated Statement of Earnings for the year ended December 31, 2001 gives effect to the acquisition by the Company of the remaining 29% interest in Hotel Investors as of January 1, 2001 and includes adjustments to rental income and hotel revenues and expenses for assumption of leases from third parties by the Company's taxable REIT subsidiaries.

     This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or conditions if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results or conditions in the future.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002

                                                                                     Pro Forma
                    ASSETS                                 Historical               Adjustments                    Pro Forma
                                                         --------------            -------------                --------------
Land, buildings and equipment, net                         $865,149,133             $123,800,000 (b)              $997,441,813
                                                                                       1,238,000 (b)
                                                                                       7,254,680 (b)
Investments in unconsolidated subsidiaries                  157,136,029               33,997,602 (e)               195,610,340
                                                                                       2,654,438 (e)
                                                                                       1,822,271 (e)
Cash and cash equivalents                                    63,673,557              151,687,667 (a)                72,673,587
                                                                                      (6,825,945)(a)
                                                                                     (11,376,575)(a)
                                                                                        (758,438)(a)
                                                                                      (1,321,497)(c)
                                                                                        (785,142)(d)
                                                                                     (33,997,602)(e)
                                                                                      (2,654,438)(e)
                                                                                      (1,238,000)(b)
                                                                                    (123,800,000)(b)
                                                                                      40,070,000 (f)
Restricted cash                                              14,047,273                  785,142 (d)                14,832,415
Receivables                                                   5,550,097                       --                     5,550,097
Due from related parties                                      4,757,828                       --                     4,757,828
Prepaid expenses and other assets                            27,977,162                6,825,945 (a)                25,726,156
                                                                                      (7,254,680)(b)
                                                                                      (1,822,271)(e)
Loan costs, net                                               4,091,794                       --                     4,091,794
                                                         --------------            -------------                --------------
                                                         $1,142,382,873             $178,301,157                $1,320,684,030
                                                         ==============            =============                ==============
         LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages payable and accrued interest                      167,791,136               40,070,000 (f)               207,861,332
Other notes payable                                          25,979,184                       --                    25,979,184
Line of credit                                               24,152,343                       --                    24,152,343
Other liabilities                                            10,431,931                       --                    10,431,931
Accounts payable and accrued expenses                        15,135,216                       --                    15,135,216
Due to related parties                                        1,321,497               (1,321,497)(c)                       --
Security deposits                                            11,382,576                       --                    11,382,576
Rents paid in advance                                           845,876                       --                       845,876
                                                         --------------         ----------------              ----------------
       Total liabilities                                    257,039,759               38,748,503                   295,788,262
                                                         --------------         ----------------              ----------------

Stockholders' equity:
    Preferred stock, without par value.
       Authorized and unissued 3,000,000 shares                      --                       --                            --
    Excess shares, $.01 par value per share.
       Authorized and unissued 63,000,000 shares                     --                       --                            --
    Common stock, $.01 par value per share.
       150,000,000 authorized shares; issued and
       outstanding 124,999,251 shares, as adjusted            1,098,305                  151,688 (a)                1,249,993
    Capital in excess of par value                          972,473,429              151,535,979 (a)            1,111,874,395
                                                                                     (12,135,013)(a)
    Accumulated distributions in excess of net
        earnings                                            (81,020,223)                     --                    (81,020,223)

   Accumulated other comprehensive loss                      (4,275,810)                     --                     (4,275,810)
   Minority interest distributions in excess of
       contributions and accumulated earnings                (2,932,587 )                     --                    (2,932,587)
                                                         --------------         ----------------                --------------
          Total stockholders' equity                        885,343,114              139,552,654                 1,024,895,768
                                                         --------------         ----------------                --------------
                                                         $1,142,382,873             $178,301,157                $1,320,684,030
                                                         ==============         ================                ==============


                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.



                                                  CNL HOSPITALITY PROPERTIES, INC.
                                                          AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002




                                                                                    Pro Forma
                                                            Historical             Adjustments                     Pro Forma
                                                         --------------          --------------                ---------------

Revenues:
    Hotel revenues                                          $70,175,174           $ 40,103,600  (1)            $   110,278,774
    Rental income from operating leases                      29,289,330             (5,989,116) (1)                 23,300,214
    FF&E reserve income                                       3,440,068                     --                       3,440,068
    Interest and other income                                 2,824,339             (1,094,898) (2)                  1,729,441
                                                         --------------           ------------                 ---------------
                                                            105,728,911             33,019,586                     138,748,497
                                                         --------------           ------------                 ---------------


Expenses:
    Hotel expenses                                           45,582,159             28,005,124  (1)                 73,587,283
    Interest and loan cost amortization                      13,827,651              1,809,920  (7)                 15,637,571
    General operating and administrative                      4,118,164                     --                       4,118,164
    Asset management fees to
        related party                                         4,818,889                653,298  (3)                  5,472,187
    Depreciation and amortization                            20,306,710              2,781,595  (4)                 23,088,305
                                                         --------------           ------------                 ---------------
                                                             88,653,573             33,249,937                     121,903,510
                                                         --------------           ------------                 ---------------

Earnings Before Equity in Loss of
    Unconsolidated Subsidiaries and
    Minority Interest                                        17,075,338               (230,351)                     16,844,987

Equity in Loss of Unconsolidated
    Subsidiaries                                             (6,128,835)              (660,712)(11)                 (5,892,224)
                                                                                      (101,992)(10)
                                                                                       999,315 (12)
Minority Interest                                              (195,685)                   --                         (195,685)
                                                         --------------           ------------                 ---------------

Net Earnings                                               $ 10,750,818             $    6,260                     $10,757,078
                                                         ==============           ============                 ===============

Earnings Per Share of Common Stock (5):
    Basic                                                         $0.12                                                $  0.10
                                                         ==============                                        ===============
    Diluted                                                       $0.12                                                $  0.10
                                                         ==============                                        ===============

Weighted Average Number of Shares of
    Common Stock Outstanding (5):
        Basic                                                90,622,101                                            111,290,672
                                                         ==============                                        ===============
        Diluted                                              90,622,101                                            111,290,672
                                                         ==============                                        ===============



                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.


                                                  CNL HOSPITALITY PROPERTIES, INC.
                                                          AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                                FOR THE YEAR ENDED DECEMBER 31, 2001




                                                                                  Pro Forma
                                                            Historical           Adjustments                       Pro Forma
                                                         ---------------      -----------------                ----------------
Revenues:
    Hotel revenues                                           $1,150,876            $63,702,329    (1)            $ 64,853,205
    Rental income from operating leases                      61,030,551            (12,313,002)   (1)              48,717,549
    FF&E reserve income                                       5,786,879                     --                      5,786,879
    Interest and other income                                 3,494,238             (3,489,553)   (2)                   4,685
                                                       -----------------     ------------------            -------------------
                                                             71,462,544             47,899,774                    119,362,318
                                                       -----------------     ------------------            -------------------


Expenses:
    Hotel expenses                                            1,515,808             42,030,543    (1)              43,546,351
    Interest and loan cost amortization                      14,653,011                     --                     14,653,011
    General operating and administrative                      3,465,568                     --                      3,465,568
    Asset management fees to
        related party                                         3,326,688                997,990    (3)               4,324,678
    Taxes                                                     1,183,184                     --                      1,183,184
    Depreciation and amortization                            19,748,697              2,973,022    (4)              22,721,719
                                                       -----------------     ------------------               ----------------
                                                             43,892,956             46,001,555                     89,894,511
                                                       -----------------     ------------------               ----------------

Earnings Before Equity in Loss of
    Unconsolidated Subsidiaries and
    Minority Interest                                        27,569,588              1,898,219                     29,467,807

Equity in Loss of Unconsolidated
    Subsidiaries                                             (7,092,674)            (8,483,291)   (8)              (8,938,661)
                                                                                     5,172,110    (9)
                                                                                      (346,589)  (10)
                                                                                      (456,925)  (11)
                                                                                     2,268,708   (12)

Minority Interest                                            (1,148,538)             1,006,427    (6)                (142,111)
                                                       -----------------     ------------------               ----------------

Net Earnings                                               $ 19,328,376             $1,058,659                   $ 20,387,035
                                                       =================     ==================               ================

Earnings Per Share of Common Stock (5):
    Basic                                                         $0.30                                       $           0.24
                                                       =================                                      ================
    Diluted                                                       $0.30                                       $           0.24
                                                       =================                                      ================

Weighted Average Number of Shares of
    Common Stock Outstanding (5):
        Basic                                                64,457,643                                            86,049,424
                                                       =================                                      ================
        Diluted                                              64,457,643                                            86,049,424
                                                       =================                                      ================


                  See accompanying notes to unaudited pro forma
                       consolidated financial statements.


                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Balance Sheet:
----------------------------------------------

(a) Represents gross proceeds of $151,687,667 from the sale of 15,168,767 shares during the period October 1, 2002 through December 24, 2002, and the payment of $6,825,945 for related acquisition fees (4.5% of gross proceeds) which are reflected as other assets, selling commissions of $11,376,575 (7.5% of gross proceeds) and the marketing support fee of $758,438 (0.5% of gross proceeds) which have been netted against stockholders' equity.

(b) Represents the use of cash and cash equivalents to reflect the purchase of three properties for $132,292,680 (which includes closing costs of $1,238,000 and acquisition fees and costs of $7,254,680, which had been recorded as other assets as of September 30, 2002 and have been reclassified to land, buildings and equipment).


                                                                                 Acquisition
                                                                                   Fees and
                                                                                Closing Costs
                                                                                 Allocated to
                                                           Purchase Price        Investments            Total
                                                          -----------------     ---------------    ----------------

              Residence Inn Newark, CA                    $  27,300,000         $  1,872,780       $  29,172,780
              Doubletree Crystal City, VA                 $  71,000,000         $  4,870,600       $  75,870,600
              Courtyard Newark, CA                        $  25,500,000         $  1,749,300       $  27,249,300
                                                          -----------------     ---------------    ----------------
                        Total                             $ 123,800,000         $  8,492,680       $ 132,292,680
                                                          =================     ===============    ================


(c) Represents payment of $1,321,497 in offering and acquisition fees which were outstanding as of September 30, 2002.

(d) Represents $785,142 in restricted cash used for purposes of purchasing furniture, fixtures and equipment.

(e) Represents the use of cash and cash equivalents to reflect the acquisition of a 75% interest in the Hilton 2 Partnership, which acquired the Doubletree Lincoln Centre Property and the Hilton El Conquistador Property. The total investment was $38,474,311 (which includes debt acquisitions fees paid of $2,654,438 and other acquisition fees and costs of $1,822,271, which had been recorded as other assets as of September 30, 2002 and have been reclassified to Investments in Unconsolidated Subsidiaries.

(f) Represents new borrowings on existing Properties that will be used to finance current and future acquisitions.

Unaudited Pro Forma Consolidated Statement of Earnings:
------------------------------------------------------

(1) For the nine months ended September 30, 2002, the amount represents adjustments to rental income from operating leases, hotel operating revenues and hotel operating expenses for the properties acquired and leased to taxable REIT subsidiaries of the Company as of December 24, 2002 (the "Pro Forma Leased Properties") and the assumption of existing leases from third parties by taxable REIT subsidiaries of the Company (the "Pro Forma Operating Properties") which results in hotel operating revenues of $40,103,600 offset by hotel operating expenses of $28,005,124 in lieu of $5,989,116 in rental income from operating leases.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Statement of Earnings - Continued:
------------------------------------------------------------------

     For the year ended December 31, 2001, the amount represents adjustments to rental income from operating leases, hotel operating revenues and hotel operating expenses for the properties acquired as of December 24, 2002 (the "Pro Forma Leased Properties") and the assumption of existing leases from third parties by taxable REIT subsidiaries of the Company (the "Pro Forma Operating Properties") which results in hotel operating revenues of $63,702,329 offset by hotel operating expenses of $42,030,543 in lieu of $12,313,002 in rental income from operating leases for the year ended December 31, 2001.

     The following presents the actual date the Pro Forma Leased Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Leased Properties were treated as becoming operational for purposes of the Pro Forma Consolidated Statements of Earnings.


                                                                                    Date the Property
                                                                                   Became Operational

                                                          Date Acquired           For Pro Forma Leased        Purchase
                                                          by the Company                Purposes                Price
                                                      -----------------------     ----------------------    --------------

         SpringHill Suites in Raleigh, NC             February 2, 2001               January 1, 2001           $8,822,000
         Courtyard in Overland Park, KS               February 2, 2001               January 1, 2001           15,790,000
         SpringHill Suites in Centreville, VA         March 23, 2001                 January 1, 2001           11,414,000
         SpringHill Suites in Charlotte, NC           March 23, 2001                 January 1, 2001           11,773,000
         Marriott Bridgewater, NJ                     June 14, 2002                   April 2, 2002            61,500,000
         Hampton Inn Houston, TX                      September 4, 2002              January 1, 2001           14,300,000
         Courtyard Newark, CA                         October 25, 2002               August 1, 2002            25,500,000
         Residence Inn Newark, CA                     November 15, 2002             November 1, 2002           27,300,000
         Doubletree Crystal City, VA                  December 19, 2002              January 1, 2001           71,000,000


     The following presents the date the Pro Forma Operating Properties were treated as becoming operational as a TRS property for purposes of the Pro Forma Consolidated Statements of Earnings.


                                                                        Date the Property
                                                                      Became Operational For
                                                                        Pro Forma Purposes
                                                                     -------------------------

         Courtyard in Oakland, CA                                    February 26, 2001
         SpringHill Suites in Plymouth Meeting, PA                   August 7, 2001
         SpringHill Suites in Richmond, VA                           April 15, 2001
         SpringHill Suites in Manhattan Beach, CA                    August 28, 2001
         TownePlace Suites in Manhattan Beach, CA                    July 29, 2001
         Courtyard in Basking Ridge, NJ                              December 20, 2001
         Courtyard in Alpharetta, GA                                 January 1, 2001
         Residence Inn in Cottonwood, UT                             January 1, 2001
         TownePlace Suites in Tewksbury, MA                          January 1, 2001
         TownePlace Suites in Mt. Laurel, NJ                         January 1, 2001
         TownePlace Suites in Scarborough, ME                        January 1, 2001
         Residence Inn in Gwinnett, GA                               January 1, 2001
         Residence Inn in Buckhead, GA                               January 1, 2001


                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Statement of Earnings - Continued:
------------------------------------------------------------------

     No income tax provision has been presented as it is assumed that rental expense will offset substantially all hotel operating profit. In addition, no operating assets or liabilities were included for pro forma purposes as this amount is immaterial to the Company.

(2) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts for the Pro Forma Period. The estimated interest income adjustment was calculated assuming an interest rate of approximately three percent per annum was earned by the Company during the nine months ended September 30, 2002 and the year ended December 31, 2001.

(3) Represents increase in asset management fees relating to the properties acquired by the Company during the Pro Forma Period. Asset management fees are equal to 0.60% per year of the Company's Real Estate Asset Value, as defined in the Company's prospectus.

(4) Represents incremental increase in depreciation expense of the building and the furniture, fixture and equipment ("FF&E") portions of the Pro Forma Leased Properties and Pro Forma Operating Properties calculated on the straight-line basis in the amount of $2,781,595 for the nine months ended September 30, 2002, and $2,973,022 for the year ended December 31, 2001. The buildings and FF&E are depreciated over useful lives of 40 and seven years, respectively.

     The following presents the amount of land, building and FF&E for each of the Pro Forma Properties:


                                                                  Land               Building             FF&E
                                                             ----------------     ---------------    ----------------

         SpringHill Suites in Raleigh, NC                         $1,039,753          $6,924,761          $1,401,381
         Courtyard in Overland Park, KS                            1,419,211          13,014,165           2,316,808
         SpringHill Suites in Centreville, VA                      1,482,115           9,431,634           1,222,799
         SpringHill Suites in Charlotte, NC                        1,602,996           9,307,241           1,588,179
         Courtyard in Oakland, CA                                  3,238,826          17,607,812           1,124,658
         SpringHill Suites in Plymouth Meeting, PA                 3,230,510          23,812,410           1,809,280
         SpringHill Suites in Richmond, VA                           844,603           9,367,961             830,897
         SpringHill Suites in Manhattan Beach, CA                  2,392,970          17,638,822           1,340,208
         TownePlace Suites in Manhattan Beach, CA                  1,704,991          12,567,661             954,898
         Courtyard in Basking Ridge, NJ                            4,486,819          33,072,792           2,512,889
         Hampton Inn in Houston, TX                                1,625,453          11,979,164             910,183
         Doubletree Crystal City, VA                               7,053,140          56,423,700           7,523,160
         Courtyard Newark, CA                                      2,533,170          20,264,850           2,701,980
         Residence Inn Newark, CA                                  2,711,982          21,695,310           2,892,708


(5) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the nine months ended September 30, 2002, and the year ended December 31, 2001. As a result of receipt of gross proceeds from the sale of shares during the period October 1, 2002, through December 24, 2002, pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted for the subsequent sale of shares, during the nine months ended September 30, 2002, and the year ended December 31, 2001.

     The pro forma diluted earnings per share has been adjusted to reflect the elimination of potentially dilutive shares as a result of the acquisition of the remaining 29% interest in Hotel Investors from Five Arrows as described in (6).

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Statement of Earnings - Continued:
------------------------------------------------------------------


(6) In June 2001, the Company acquired the remaining 29% of Hotel Investors from Five Arrows, resulting in the Company owning 100% of Hotel Investors at December 31, 2001.

     The operating results for the year ended December 31, 2001, are reflected in the historical operating results for the Company for the year ended December 31, 2001.

     The following pro forma adjustments were required to reflect the Company's 100% ownership of the shares previously owned by Five Arrows as if it had been in effect at the beginning of each of the Pro Forma Periods:

     o Minority interest expense was reduced by $1,006,427 for the year ended December 31, 2001. For the year ended December 31, 2001, this amount represented approximately 29% of Five Arrows operating results for that period.

(7) Represents estimated interest incurred on new borrowings for existing Properties for the period from when the Properties were acquired by the Company through the end of the Pro Forma Period.

(8) Represents adjustment to equity in earnings/loss of the Waikiki Joint Venture, an unconsolidated subsidiary in which the Company owns a 49% interest, for the Pro Forma Period. The following information represents historical information for the period from January 1, 2001 through the date of acquisition by the Waikiki Joint Venture:

                Revenues:
                Hotel revenues                 $ 14,200,490

                Expenses:
                Hotel expense                    19,780,954
                Depreciation                      2,890,625
                Asset management fees               525,000
                Interest                          8,316,750
                                           -----------------

                Net loss                        (17,312,839)

                Ownership percentage                  49.00%
                                           -----------------

                Equity in loss                  $(8,483,291)
                                           =================

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Statement of Earnings - Continued:
------------------------------------------------------------------

(9) Represents adjustment to equity in earnings/loss of the Hilton Joint Venture, an unconsolidated subsidiary in which the Company owns a 70% interest, for the Pro Forma Period. The following information represents historical information for the period from January 1, 2001 through the date of acquisition by the Hilton Joint Venture:

                Revenues:
                Hotel revenues                $ 53,067,000

                Expenses:
                Hotel expenses                  35,659,333
                Depreciation                     5,330,758
                Asset management fees              968,181
                Interest                         3,720,000
                                           ----------------

                Net earnings                     7,388,728

                Ownership percentage                 70.00%
                                           ----------------

                Equity in earnings              $5,172,110
                                           ================

(10) Represents adjustment to equity in earnings/loss of the Interstate Joint Venture, an unconsolidated subsidiary in which the Company owns an 85% interest, for the Pro Forma Period. The following information represents historical information for the nine months ended September 30, 2002 for the Hampton Inn in Houston and the period from January 1, 2001 through the date of acquisition for all three properties owned by the Interstate Joint
     Venture:


                                             Nine Months Ended          Year Ended
                                            September 30, 2002       December 31, 2001
                                           ----------------------  ---------------------------

                Revenues:
                Hotel revenues                       $ 3,418,947            $ 10,722,405

                Expenses:
                Hotel expenses                         2,798,398               8,631,602
                Depreciation                             319,665               1,162,373
                Asset management fees                     58,058                 211,112
                Interest                                 362,817               1,125,070
                                           ----------------------  ---------------------------

                Net loss                                (119,991)               (407,752)

                Ownership percentage                       85.00%                  85.00%
                                           ----------------------  ---------------------------

                Equity in loss                         $(101,992)              $(346,589)
                                           ======================  ===========================


                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND
                        THE YEAR ENDED DECEMBER 31, 2001


Unaudited Pro Forma Consolidated Statement of Earnings - Continued:

(11) Represents adjustment to equity in earnings/loss of the San Francisco Joint Venture, an unconsolidated subsidiary in which the Company will own a 50% interest, for the Pro Forma Period. The following information represents historical information for the nine months ended September 30, 2002 and the period from October 26, 2001 (Property opening date) through December 31, 2001:

                                                Nine Months            Period from
                                                                     October 26, 2001
                                                   Ended                 through
                                            September 30, 2002      December 31, 2001
                                           ----------------------  ---------------------
                Revenues:
                Hotel revenues                        $5,937,587            $ 1,422,718

                Expenses:
                Hotel expense                          3,995,252              1,149,746
                Depreciation                           1,241,592                451,488
                Asset management fees                    225,500                 82,000
                Interest                               1,796,667                653,333
                                           ----------------------  ---------------------

                Net loss                              (1,321,424)              (913,849)

                Ownership percentage                       50.00%                 50.00%
                                           ----------------------  ---------------------
                Equity in loss                         $(660,712)             $(456,925)
                                           ======================  =====================


(12) Represents adjustment to equity in earnings/loss of the Hilton 2 Partnership, an unconsolidated subsidiary in which the Company will own a 75% interest, for the Pro Forma Period. The following information represents historical information for the nine months ended September 30, 2002 and the year ended December 31, 2001:


                                                 Nine Month
                                                    Ended              Year Ended
                                            September 30, 2002      December 31, 2001
                                           ----------------------  ---------------------
                Revenues:
                Hotel revenues                       $42,741,048            $59,191,916

                Expenses:
                Hotel expense                         34,310,413             46,702,686
                Depreciation                           3,176,672              4,235,561
                Asset management fees                    576,952                769,270
                Interest                               3,344,591              4,459,455
                                           ----------------------  ---------------------

                Net loss                               1,332,421              3,024,943

                Ownership percentage                       75.00%                 75.00%
                                           ----------------------  ---------------------
                Equity in earnings                      $999,315             $2,268,708
                                           ======================  =====================